STACY H. WINICK
Direct Dial: 312 807-4218

                                January 29, 1996

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549

Ladies and Gentlemen:

                              ARTISAN FUNDS, INC.

     On behalf of Artisan Funds, Inc., and its series Artisan International Fund, Inc. (the "Fund") and pursuant to rule 497(e) under the Securities Act of 1933, we are filing electronically a copy of a supplement to the Fund's prospectus to be attached to prospectuses distributed to Maryland and Missouri residents.

                                Very truly yours,

                                /s/ Stacy H. Winick
                                Stacy H. Winick


Enclosures
Copy to: Mr. John M. Blaser
         Mr. Christopher Wysocki




                           ARTISAN INTERNATIONAL FUND

Prior to investing in Artisan International Fund (the "Fund"), an investor should carefully read the Fund's entire prospectus. In particular, an investor should review the section of the prospectus entitled "THE FUND IN DETAIL" (see pages 17-24 of the prospectus) which, among other things, contains a discussion of the Fund's investment philosophy, the types of securities in which the Fund will invest and the risks associated with such investments.

Supplement for Maryland and Missouri residents to prospectus dated December 27, 1995 of Artisan International Fund, a series of Artisan Funds, Inc.